Exhibit 99.2

September 5, 2014 Workers' Compensation Briefing

FORWARD LOOKING STATEMENTS

This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in "Item 1A, Risk Factors." Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.

We especially identify statements concerning our acquisition of Eastern Insurance Holdings, Inc. and the establishment of Lloyd's Syndicate 1729 as Forward Looking Statements and direct your attention to our news releases issued on September 24, 2013, our Current Report on Form 8K, issued on September 24, 2013 and our subsequently filed Forms 10K and 10Q for discussions of risk factors pertaining to these transactions and subsequent integration into ProAssurance.

NON-GAAP MEASURES

This presentation contains Non-GAAP measures, and we may reference Non-GAAP measures in our remarks and discussions. A reconciliation of these measures to GAAP measures is included in this presentation and is also available in our latest quarterly news release, which is available in the Investor Relations section of our website, www.ProAssurance.com, and in the related Current Report on Form 8K disclosing that release.

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PROASSURANCE.
Treated Fairly

Eastern Transaction Rationale Continues building the platform to serve the needs of large integrated health systems and healthcare delivery organizations Workers’ compensation represents one of the single largest liability expenditures for healthcare entities Eastern and ProAssurance underwrite large healthcare books of business Eastern writes approximately $45.0 million of healthcare business representing 20.0% of its overall book of business 4

Eastern Transaction Rationale Eastern’s segregated portfolio cell structure and expertise will help expand alternative market opportunities to healthcare customers for workers’ compensation and professional liability Cross - selling opportunities exist Segregated Portfolio Cells Insureds Agents 5

Eastern Transaction Rationale Combination of the companies is very attractive from a product and geographic diversification perspective Provides revenue and earnings diversification for ProAssurance with a consistently profitable workers’ compensation book of business 6

Eastern Transaction Operations Eastern is a “bolt - on” transaction with limited integration risk Management remains in place to provide operational expertise and ensure continuity Eastern maintains its existing corporate, regional and satellite offices Eastern has access to greater capital to support growth Eastern provides the ability to grow profitably outside of the healthcare market segment 7

Eastern : Healthcare & More

Michael Boguski President

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History of Eastern 1997 / 1998 1998 1999 2000 2001 2002 2003 Established WC operations in Lancaster, PA (114 - 116 W. Chestnut St.) Wrote $3.2 million of WC DWP (PA only) Eastern Re Ltd. was converted into a Segregated Portfolio Cell (SPC) Company Company headquarters moved to 322 N. Arch St. in Lancaster, PA Acquired Employers Alliance, Inc. (Claims TPA operation) Wrote WC DWP of $27.4 million (PA only) Completed a $19.1 million equity offering Company headquarters moved to its current location at 25 Race Avenue in Lancaster, PA Completed an $8.0 million trust preferred security offering Wrote WC DWP of $57.6 million (PA only) Pennsylvania Builders Assoc. SPC program is written effective 1/1/99 with WC DWP of $750,000 11

History of Eastern (cont.)

2005	2006	2007 / 2008	2010	2011	2012	2013 / 2014
Wrote first policies in the states of Delaware and Maryland Wrote WC DWP of $78.9 million	NASDAQ: EIHI Completed a $75.0 million stock offering and entered the public market via merger / conversion with Educators Mutual Life	Expanded into the Southeast (Charlotte) and Midwest (ESIC acquisition) Regions Wrote WC DWP of $101.9 million in 2008	Opened satellite offices in Wexford, PA and Nashville, TN Eastern Life and Health is sold to Security Life Insurance Company	Opened the Richmond, VA satellite office Wrote WC DWP of $155.7 million	Expanded into the Gulf South Region (Madison, MS) Wrote WC DWP of $182.9 million	ProAssurance acquired EIHI ($24.50 per share – all cash transaction)

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ProAssurance. Treated Fairly

Eastern Core Values and Culture 13 RELATIONSHIPS : We work collaboratively with our business partners to improve their productivity and bottom line profitability . INNOVATION : We sustain a work environment that fosters energy, creativity, and a passion for excellence . Our employees are committed to identifying progressive solutions to meet the needs of our business partners . INTEGRITY : We strictly adhere to a level of personal conduct that embraces professionalism, honesty, and credibility . Our behavior is the benchmark to which others aspire . LEADERSHIP : We employ individuals who inspire confidence in those who come in contact with them . Our leaders are measured by their actions, not words . At Eastern Insurance Holdings, Inc., we are winning with integrity for the benefit of our employees, shareholders, agents, clients and their employees. We win by bringing fresh perspectives to the work place and the market place that clearly differentiate us as a uniquely progressive employer and insurer. • Full Time Employees as of June 30, 2014 - 240 – Corporate Operations / Mid - Atlantic Region - 165 – Southeast Region - 34 – Midwest Region – 32 – Gulf South Region – 9 • Average Regrettable Turnover Rate for 2011 – 2013 of 4.4 percent • No Turnover of Senior Management Team Since Inception in 1997 • “Best Places to Work in Insurance” in 2011 , 2013 and 2014 by Business Insurance • Wellness Initiatives

Eastern Senior Executive Team Kevin Shook, Executive Vice President • 22 years of industry experience • Joined Eastern in 2001 Robert Gilpin, Senior Vice President of Field Operations and Marketing • 23 years of industry experience • Joined Eastern in 1998 Suzanne Emmet, Senior Vice President of Claims • 25 years of industry experience • Joined Eastern in 1997 Cynthia Sklar, Senior Vice President of Underwriting and Risk Management • 26 years of industry experience • Joined Eastern in 1989 14

2014 Strategic Plan Highlights Organic Growth Plan Geographic Expansion Strategy Healthcare Market Penetration Manage Profitability Integration and Organizational Excellence MIS Infrastructure Improvements 15

Kevin Shook Executive Vice President

EAIG Workers’ Compensation Highlights 17 Direct Written Premium of $52.5 Million for the Three Months Ended June 30, 2014, and $46.2 Million for the Three Months Ended June 30, 2013 GAAP Combined Ratio – 90.0 (1) % for the Three Months Ended June 30, 2014 Focused State Expansion Regional/Satellite Office Expansion: Strong Capital Position Net Written Premium to Surplus – 1.1 A.M. Best “A” (Excellent) – Stable Outlook Select Agency Partnerships 205 Contracts / 560 Locations Mid - Atlantic Region Southeast Region Midwest Region Gulf South Region • Lancaster, PA • Wexford, PA • Charlotte, NC • Nashville, TN • Richmond, VA • Indianapolis, IN • Goodville , MI (2) • Madison, MS (1) Excludes impact of purchase accounting, transaction related expenses and one - time charges (3.7 points). (2) Opened in July 2014.

EAIG Business Model Disciplined state strategy assessment process Disciplined individual account underwriting with focus on rate adequacy in rural territories Broad workers’ compensation product spectrum Broad underwriting diversification by class code and market segment Extensive medical cost containment strategies Proactive claims management and strategic use of return - to - wellness initiatives Value - added risk management services Strategic partnerships with select independent agencies that share philosophies on controlling workers’ compensation costs Geographic diversification strategies 18

Workers’ Compensation Product Line Diversification 19 Broad Product Spectrum Guaranteed Cost Policies Loss - Sensitive Dividend Plans Large and Medium Deductible Plans Retrospective Rating Plans Alternative Market Programs ParallelPay – “Pay as you Go” TPA Services, including Claims Administration and Risk Management Guaranteed Cost, 57.7% Alternative Markets, 26.4% Policyholder Dividend, 8.6% Deductible Plans, 3.6% Retrospective Rating, 3.7% Percentages as of June 30, 2014

EAIG Workers’ Compensation Risk Diversification 20 Clerical / Office, 17.2% Physician / Dentists, 9.2% Colleges/Schools, 8.7% Hospital, 6.6% Salesmen - Outside, 4.2% Auto Dealers, 4.2% Restaurant, 3.4% Nursing Homes - Skilled, 2.6% Retirement / Life Care Community, 2.3% Bank, 1.6% Top 10 Classes (Traditional) Exposure Base: PA, DE, MD, VA, NC, SC • Active Policies = 6,945 • Over 600 Class Codes Actively Written Payroll Exposure as of June 30, 2014

EAIG Workers’ Compensation Claim Closing Patterns - Traditional 21 0 200 400 600 800 1,000 1,200 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Claims Closed 63 201 364 535 590 570 684 591 716 774 884 947 1,061 1,146 1,142 846 Claims Open 0 0 0 1 0 3 3 2 3 5 9 16 24 75 139 463 Number of Net Claims Year Results as of June 30, 2014

EAIG Geographic Footprint 22 • Direct Written Premium of $198.7 Million for the Year Ended 12.31.13, and $182.9 Million for the Year Ended 12.31.12 • Direct Written Premium of $117.0 Million for the Six Months Ended 6.30.14 and $109.2 Million for the Six Months Ended 6.30.13 • Licensed – 30 states Alabama Arizona Arkansas District of Columbia Delaware Florida Georgia Illinois Indiana Iowa Kentucky Louisiana Maryland Michigan Minnesota Mississippi Missouri New Jersey New Mexico New York North Carolina Ohio Oklahoma Pennsylvania South Carolina Tennessee Texas Virginia West Virginia Wisconsin

EAIG Workers’ Compensation Geography Diversification Pennsylvania, 81.1% Indiana, 10.3% North Carolina, 3.2% Maryland, 2.0% Delaware, 1.5% Virginia, 0.8% Other, 1.1% Pennsylvania, 55.9% Indiana, 10.8% North Carolina, 6.7% Delaware, 3.9% Virginia, 3.7% New Jersey, 3.3% South Carolina, 3.0% Maryland, 2.6% Michigan, 2.5% Georgia, 1.8% Mississippi, 1.8% Tennessee, 1.6% Other, 2.5% • Opened Southeast regional office (Charlotte, NC) – February 2008 • Acquired Employers Security Insurance Company (Indianapolis, IN) – September 2008 to serve as Midwest regional office • Opened Nashville, TN satellite office – April 2010 • Opened Wexford, PA satellite office – June 2010 • Opened Richmond, VA satellite office – May 2011 • Opened Gulf South regional office (Madison, MS) – July 2012 Percentages as of June 30, 2014 Percentages as of June 30, 2009 23

Benefits of Alternative Markets to Eastern / ProAssurance Inova brand launched in Q1 of 2014 Very unique product offering for healthcare organizations that want to control costs for their most difficult - to - place and expensive insurance lines: workers’ compensation and medical professional liability Both lines in a single SPC Leverage “mono - line” expertise for both With the uncertainty created by healthcare reform, it is more important than ever for healthcare organizations to manage “controllable” expenses Unique, turn - key alternative market solution for non - healthcare organizations Alternative Markets is a fast growing sector of the Property and Casualty marketplace Inova is a high ROE product Fee - based revenue diversifies earnings that are largely based on underwriting Jointly - owned SPC’s Capital efficient Enhances agency partnerships Risk sharing (joint ownership) educates agents on principles of underwriting, risk management and claims administration High retention product Certain programs assist in Eastern’s geographic expansion / diversification efforts 24

EAIG Workers’ Compensation Risk Diversification Clerical/Office, 15.9% College/Schools, 7.5% Physician/Dentists, 7.3% Auo Dealers, 6.5% Salesmen - Outside, 6.0% Social Rehabilitation Facility, 3.8% Nursing Homes - Skilled, 3.7% Bank, 2.5% Grocery Store - Retail, 2.3% Ambulance Service - Non - Volunteer, 2.0% Top 10 Classes (Alternative Markets) Exposure Base: PA, DE, MD, VA, NC, SC • Active Policies = 2,124 • Over 400 Class Codes Actively Written Payroll Exposure as of June 30, 2014 25

EAIG Workers’ Compensation Claim Closing Patterns – Alternative Markets Results as of June 30, 2014 0 100 200 300 400 500 600 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Claims Closed 35 66 103 175 267 407 423 310 324 334 384 396 485 456 397 Claims Open 0 0 0 0 0 0 1 0 2 2 3 11 17 47 175 Number of Net Claims Year 26

Robert Gilpin Senior Vice President of Field Operations and Marketing

Suzanne Emmet Senior Vice President of Claims

Cynthia Sklar Senior Vice President of Underwriting and Risk Management